Fees Summary	May 15, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	31,031.00
Total Transaction Valuation	224,697,433.00
Total Offset Amount	0.00
Net Fee	$ 31,031.00